INSTITUTIONAL FUNDS -- (CLASS I)

PROSPECTUS | JANUARY 31, 2011

AllianceBernstein Institutional Funds

 AllianceBernstein Global Real Estate Investment Fund II
 (Class I-ARIIX)




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                       AB
                                   BERNSTEIN
                            Global Wealth Management
                        A unit of AllianceBernstein L.P.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                               Page
SUMMARY INFORMATION...........................................   4
ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS.   8
INVESTING IN THE FUND.........................................  15
  HOW TO BUY SHARES...........................................  15
  PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS..............  15
  HOW TO EXCHANGE SHARES......................................  16
  HOW TO SELL OR REDEEM SHARES................................  17
  FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES...........  17
  HOW THE FUND VALUES ITS SHARES..............................  18
MANAGEMENT OF THE FUND........................................  20
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  22
GENERAL INFORMATION...........................................  23
GLOSSARY......................................................  24
FINANCIAL HIGHLIGHTS..........................................  26
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II
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INVESTMENT OBJECTIVE
The Fund's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases             None
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Maximum Deferred Sales Charge (Load)                         None
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Maximum Sales Charge (Load) Imposed on Reinvested Dividends  None
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Exchange Fee                                                 None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS I
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Management Fees                            .55%
Distribution and/or Service (12b-1) Fees   None
Other Expenses:
  Transfer Agent                           .00%*
  Other Expenses                           .07%
                                           ----
Total Other Expenses                       .07%
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Total Annual Fund Operating Expenses       .62%
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*Transfer agent expenses are less than one basis point.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS I
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After 1 Year     $ 63
After 3 Years    $199
After 5 Years    $346
After 10 Years   $774
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PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%-unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser's research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund may also invest in short-term investment grade debt securities and other fixed-income securities.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. REAL ESTATE RISK: The Fund's investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effec-tive life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. LEVERAGE RISK: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class I shares.

                                    [CHART]

2001   2002   2003   2004   2005    2006   2007   2008    2009   2010
----   ----   ----   ----   ----   ------ ------ ------  ------ ------
7.88   2.44   39.20  35.61  11.59  35.11  -7.37  -45.00   36.03 18.88

                         Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 28.98%, 2/ND/ QUARTER, 2009; AND WORST QUARTER WAS DOWN -30.30%, 4/TH/ QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2010)

                                                                                                         1 YEAR 5 YEARS 10 YEARS
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Class I*                   Return Before Taxes                                                           18.88%  2.17%    9.99%
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                           Return After Taxes on Distributions                                           16.56% -0.15%    7.89%
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                           Return After Taxes on Distributions and Sale of Fund Shares                   12.37%  1.20%    7.97%
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S&P 500 Index**                                                                                          15.06%  2.29%    1.41%
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MSCI World Index (net)***
(reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                       11.76%  2.43%    2.31%
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FTSE NAREIT Equity REIT Index***
(reflects no deduction for fees, expenses, or taxes)                                                     27.95%  3.03%   10.76%
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FTSE EPRA/NAREIT Developed Real Estate Index***
(reflects no deduction for fees, expenses, or taxes)                                                     20.41%  2.88%    9.89%
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* After-tax Returns:

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**The S&P 500 Index provides broad-based information about the performance of 500 U.S. large-cap companies and is regarded as a gauge of the U.S. equities markets.

***The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index and the FTSE EPRA/NAREIT Developed Real Estate Index provide more information about the performance of REITs in the U.S. and global markets, respectively.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for the day-to-day management of the Fund's portfolio:

EMPLOYEE         LENGTH OF SERVICE  TITLE
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Teresa Marziano     Since 2004      Senior Vice President of the Adviser

Prashant Tewari     Since 2010      Vice President of the Adviser

Diane Won           Since 2010      Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                                                      INITIAL    SUBSEQUENT
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Class I Shares                                                       $2,000,000    None
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You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003 or telephone (800-221-5672)).

TAX INFORMATION

The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND'S RISKS AND INVESTMENTS
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This section of the Prospectus provides additional information about the Fund's investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Fund's investment practices and additional information about each Fund's risks and investments can be found in the Fund's SAI.

DERIVATIVES
The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Fund's investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Fund's investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. The Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". The Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Fund's investments in options include the following:

 - Options on Foreign Currencies. The Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

 - Options on Securities. The Fund may purchase or write a put or call option on securities. The Fund may write covered options, which means writing an option on securities that the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS--A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Fund's investments in swap transactions include the following:

 - Currency Swaps. The Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. If the Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is an defaulted security, physical delivery of the security will cause the Fund to hold a defaulted security. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which the Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

The Fund may invest significantly in TBA-mortgaged-backed securities. A TBA, or "To Be Announced," trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitment are negotiated, the price is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, the Fund limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. The Fund may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Fund may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Commission Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance.

LOAN OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

MORTGAGE-BACKED SECURITIES AND ASSOCIATED RISKS
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and if the Fund invests in these securities, it would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, or SMBS, and other types of mortgage-backed securities that may be available in the future.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in guaranteed mortgage pass-through securities that represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC.

MULTIPLE-CLASS PASS-THROUGH SECURITIES AND COLLATERALIZED MORTGAGE OBLIGATIONS. Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates, which may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all classes of CMOs or REMIC certificates on a monthly basis. The Fund will not invest in the lowest tranche of CMOs and REMIC certificates.

Typically, CMOs are collateralized by GNMA or FNMA certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Fund does not intend to invest in residual interests.

PREFERRED STOCK
The Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
The Fund may enter into repurchase agreements in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investment in the Fund involves the special risk considerations described below.

REAL ESTATE INVESTMENTS
Although the Fund does not invest directly in real estate, it does invest primarily in securities of real estate companies. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of these risks to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and attachment may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hungary                                Romania
Argentina                              India                                  Russia
Belize                                 Indonesia                              Singapore
Brazil                                 Israel                                 Slovakia
Bulgaria                               Jamaica                                Slovenia
Chile                                  Jordan                                 South Africa
China                                  Kazakhstan                             South Korea
Colombia                               Lebanon                                Taiwan
Costa Rica                             Malaysia                               Thailand
Cote D'Ivoire                          Mexico                                 Trinidad & Tobago
Croatia                                Morocco                                Tunisia
Czech Republic                         Nigeria                                Turkey
Dominican Republic                     Pakistan                               Ukraine
Ecuador                                Panama                                 Uruguay
Egypt                                  Peru                                   Venezuela
El Salvador                            Philippines
Guatemala                              Poland
Hong Kong                              Qatar

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
The Fund invests its assets in securities denominated in, and receives revenues in, foreign currencies and will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

The Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Fund's net asset value or NAV to fluctuate.

FUTURE DEVELOPMENTS
The Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The Fund's Board of Directors (the "Board") may change the Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of the Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high quality debt securities. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO HOLDINGS
The Fund's SAI includes a description of the policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

INVESTING IN THE FUND
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The Fund offers one class of shares through this Prospectus. This section discusses how to buy, sell or redeem, or exchange the class of shares of the Fund that is offered in this Prospectus.

HOW TO BUY SHARES
You may purchase the Fund's Class I shares through your financial advisor at NAV. The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form. The Fund's shares are not subject to any initial or contingent sales charges.

PURCHASE MINIMUMS:

--Initial:     $2,000,000*
--Subsequent:        None

*The minimum initial investment may be waived in the discretion of the Fund.
 Investments made through fee-based or wrap-fee programs will satisfy the initial investment minimum requirement if the fee-based or wrap-fee program, as a whole, invests at least $2,000,000 in the Fund.

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000 (except for certain omnibus accounts). AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price.
Call 800-221-5672 to arrange a transfer from your bank account.

You may purchase and hold Class I shares solely:

.. through accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI;

..  through employee plans that have at least $10,000,000 in assets;

.. if you are an investment advisory client of, or are a certain other person associated with, the Adviser and its affiliate or the Fund; or

.. as an interest in a "qualified tuition program" (within the meaning of Section 529 of the United States Internal Revenue Code of 1986, as amended, or Code) approved by ABI.

REQUIRED INFORMATION

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2011, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,500,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund--Annual Fund Operating Expenses" above.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley Smith Barney
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for the same class of shares of any other Fund and for Class A shares of any other AllianceBernstein Mutual Fund. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment requirements set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice. Please see the Fund's Statement of Additional Information, or SAI, for more details.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL INTERMEDIARY
Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive that day's NAV. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Because the Fund may invest significantly in foreign securities, it may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

The Fund's investments in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Fund may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2010 totaling approximately $484 billion (of which approximately $81 billion represented assets of investment companies). As of September 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 38 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently there are 35 registered investment companies managed by the Adviser, comprising 115 separate investment portfolios, with approximately 3.2 million accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid the Adviser a fee of .55% for the fiscal year ended October 31, 2010.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2010.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the Fund are made by the Global REIT Senior Investment Management Team. The Global REIT Senior Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Global REIT Senior Investment Management Team with the most significant responsibility for the day-to-day management of the Fund, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:

                                                PRINCIPAL OCCUPATION DURING
EMPLOYEE; YEAR; TITLE                             THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------------
Teresa Marziano; since 2004; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                  with which she has been associated
                                          since prior to 2006 and Chief
                                          Investment Officer of Global Real Estate
                                          Investments. Prior thereto, she was Co-
                                          Chief Investment Officer of Global Real
                                          Estate Investments since July 2004.

Prashant Tewari; since 2010; Vice         Vice President of the Adviser, with
President of the Adviser                  which he has been associated since
                                          prior to 2006. Previously, he was an
                                          engagement manager at Mckinsey &
                                          Company, focusing on growth strategy
                                          and operations for primarily industrial
                                          companies since prior to 2005.

Diane Won; since 2010; Vice President of  Vice President of the Adviser, with
the Adviser                               which she has been associated since
                                          prior to 2006. Previously, she was a
                                          senior case team leader at Monitor
                                          Group, concentrating on business,
                                          operations, and sales and marketing
                                          strategy.

Additional information about the Portfolio Managers may be found in the Fund's SAI.

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS
The performance shown above in the risk/return summary for the Fund for periods prior to December 31, 2008 reflects the Fund's performance under its former investment policies, and may not be representative of the performance the Fund would have achieved had its current investment policies been in effect during such periods. Although the Fund has had limited performance history under its current investment policies, certain of the investment team employed by the Adviser in managing the Fund has experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Global Real Estate Investments") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Fund they manage. The Global Real Estate Investments that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Fund, as a registered investment company, is subject and which, if applicable to the Global Real Estate Investments, may have adversely affected the performance of the Global Real Estate Investments.

Set forth below is performance data provided by the Adviser relating to the Global Real Estate Investments managed by the investment team that manages the Fund's assets. Performance data is shown for the period during which the investment team managed the Global Real Estate Investments through December 31, 2008. The aggregate assets for the Global Real Estate Investments managed by the investment team as of December 31, 2008 are also shown. Global Real Estate Investments has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Global Real Estate Investments, calculated on a monthly basis. Net-of-fees performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Fund, which may be higher than the fees imposed on the Global Real Estate Investments, and will reduce the returns of the Fund. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Global Real Estate Investments on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for the Fund has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Global Real Estate Investments may produce different results, and the results for different periods may vary.

The FTSE EPRA/NAREIT Developed Real Estate Index ("FTSE EPRA/NAREIT Developed Index") is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

To the extent the investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Global Real Estate Investments. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment team's performance in managing the Global Real Estate Investments as measured against certain broad based market indices. The performance of the Fund will be affected by the performance of the investment team managing the Fund's assets. If the investment team employed by the Adviser in managing the Fund were to perform relatively poorly, the performance of the Fund would suffer. Investors should not rely on the performance data of the Global Real Estate Investments as an indication of future performance of all or any portion of the Fund.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Fund's performance. The use of methodology different from that used to calculate performance could result in different performance data.

                        GLOBAL REAL ESTATE INVESTMENTS
                            NET OF FEES PERFORMANCE
                            AS OF DECEMBER 31, 2010

                                ASSETS                         SINCE
                             (IN MILLIONS) 1 YEAR 3 YEARS** INCEPTION**+
        ----------------------------------------------------------------
        Global Real Estate*     $2.255     19.31%   -3.75%     10.82%
        FTSE EPRA/NAREIT
         Developed Index                   20.40%   -4.53%     10.42%
        ----------------------------------------------------------------

* Inception date is 9/30/2003.
**Periods greater than one year are annualized.
+ The since inception benchmark returns begin on the closest month-end to the Portfolio's inception date.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of shares of the Fund and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense table under "Fees and Expenses of the Fund" in the Summary Information at the beginning of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and record-keeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or shares at the time you purchase shares. Your election can be changed at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of Fund dividends and distributions. Cash dividends may be paid by check or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution will depend upon the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

For federal income tax purposes, the Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares, or reinvest a cash distribution in additional shares.

Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to non-corporate shareholders at the reduced maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets) through 2008. A distribution from the Fund is treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of the reduced tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest, most distributions from real estate investment trusts, or short-term capital gains, the dividends will not be eligible for the lower rates. The Fund will notify you as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may, provided certain requirements are satisfied, be eligible to "pass through" to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the distributions may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

For tax purposes, an exchange is treated as a sale of Fund shares. The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------


DEBT SECURITIES are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating, and variable rate debt obligations, but do not include convertible securities.

EQUITY SECURITIES are (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

FIXED-INCOME SECURITIES are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

FTSE EPRA NAREIT DEVELOPED REAL ESTATE INDEX is designed to represent general trends in eligible real estate equities worldwide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European, and Asian real estate markets.

FTSE NAREIT EQUITY REIT INDEX is designed to present investors with a comprehensive family of REIT performance indices that span the commercial real estate space across the U.S. economy, offering exposure to all investment and property sectors.

MSCI WORLD INDEX is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

                                INCOME FROM INVESTMENT OPERATIONS          LESS DIVIDENDS AND DISTRIBUTIONS
                               -----------------------------------  ---------------------------------------------
                                           NET GAINS                           DISTRIBUTIONS
                                           (LOSS) ON   NET INCREASE              FROM NET
                     NET ASSET    NET     INVESTMENTS   (DECREASE)  DIVIDENDS    REALIZED      TAX
                      VALUE,   INVESTMENT    (BOTH     IN NET ASSET  FROM NET     GAIN ON    RETURN   TOTAL DIVI-
                     BEGINNING   INCOME   REALIZED AND  VALUE FROM  INVESTMENT  INVESTMENT     OF      DENDS AND
FISCAL YEAR          OF PERIOD (LOSS) (a) UNREALIZED)   OPERATIONS    INCOME   TRANSACTIONS  CAPITAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II
CLASS I
Year ended 10/31/10   $ 7.78      $.22       $ 1.61       $ 1.83      $(.57)      $ 0.00     $ 0.00     $ (.57)
Year ended 10/31/09     6.64       .24         1.09         1.33       (.19)        0.00       0.00       (.19)
Year ended 10/31/08    18.03       .28        (7.33)       (7.05)      (.56)       (3.55)     (0.23)     (4.34)
Year ended 10/31/07    18.27       .34          .94         1.28       (.25)       (1.27)      0.00      (1.52)
Year ended 10/31/06    14.33       .24         4.97         5.21       (.31)        (.96)      0.00      (1.27)
------------------------------------------------------------------------------------------------------------------

                                         RATIOS/SUPPLEMENTAL DATA
                      --------------------------------------------------------------


                                                              RATIO OF NET
NET ASSET                                                     INCOME (LOSS) PORTFOLIO
VALUE, END   TOTAL       NET ASSETS,      RATIO OF EXPENSES    TO AVERAGE   TURNOVER
OF PERIOD  RETURN (b) END OF PERIOD (c) TO AVERAGE NET ASSETS  NET ASSETS     RATE
-          -          -                 -                     -
  $ 9.04      24.73%     $  883,101              .62%(d)          2.79%(d)     62%
    7.78      20.93         883,493              .63              3.80         68
    6.64     (48.70)        835,750              .63              2.62         62
   18.03       7.54       1,540,586              .62              1.92         98
   18.27      38.85       1,187,033              .62(d)           1.54(d)      41
-------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)000's omitted.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Fund" in the Summary Information at the beginning of this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class I shares of the Fund assuming a 5% return each year. The chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND II
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 65.10     $10,434.90
   2             10,434.90      521.75    10,956.65     67.93      10,888.72
   3             10,888.72      544.44    11,433.16     70.89      11,382.27
   4             11,382.27      568.11    11,930.38     73.97      11,856.41
   5             11,856.41      592.82    12,449.23     77.19      12,372.04
   6             12,372.04      618.60    12,990.64     80.54      12,910.10
   7             12,910.10      645.51    13,555.61     84.04      13,471.57
   8             13,471.57      673.58    14,145.15     87.70      14,057.45
   9             14,057.45      702.87    14,760.32     91.51      14,668.81
   10            14,668.81      733.44    15,402.25     95.49      15,306.76
   --------------------------------------------------------------------------
   Cumulative                $6,101.12                $794.36

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent registered public accounting firm's report and financial statements in the Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your Bernstein advisor, or by contacting the Adviser:

BY MAIL           AllianceBernstein L.P.
                  1345 Avenue of the Americas
                  New York, NY 10105

BY PHONE:         (212) 486-5800

ON THE INTERNET:  www.bernstein.com

Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

SEC File No: 811-08403
                                                                  PRO-0105-0111

                                    [GRAPHIC]